SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                December 23, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:    Other Events

     On December 23, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of an increase to its existing credit facility with Congress Financial Corporation.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.  Exhibit List
           --------  -----------------------------------------------------------
           99.1      Press Release dated December 23, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             TITANIUM METALS CORPORATION
                                             (Registrant)


                                             By: /s/ Joan H. Prusse
                                                 -------------------------------
                                                 Joan H. Prusse
                                                 Vice President, General Counsel
                                                 and Secretary


Date: December 23, 2002

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                            CONTACT:

Titanium Metals Corporation                       JoAnne Nadalin
1999 Broadway, Suite 4300                         Vice President and Controller
Denver, Colorado 80202                            (303) 296-5659


              TIMET ANNOUNCES INCREASE TO EXISTING CREDIT FACILITY

     DENVER, COLORADO . . . December 23, 2002 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that the maximum borrowings under its existing revolving credit agreement with Congress Financial Corporation (Southwest) have been increased from $90 million to $105 million effective December 10, 2002. The increase in the maximum borrowings was the result of the addition of a new participant to the agreement. The other terms of the revolving credit agreement, as previously disclosed, remain unchanged, including the maturity date of February 2006.

     With this increase, TIMET's total worldwide maximum borrowing availability is in excess of $150 million.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

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